Disclaimer:

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented. This memorandum is for informative purposes only. Under no circumstances is it to be used or considered as an offer to sell, or a solicitation of an offer to buy, any security. Additional information is available upon request. Results based on hypothetical projections or past performance have certain inherent limitations. There is no certainty that the parameters and assumptions used can be duplicated with actual trades. Any results shown do not reflect the impact of commissions and/or fees, unless stated. Financial futures and options are not appropriate for all investors. Their relative merits should be carefully weighed. Where information has been obtained from outside sources, it is believed to be reliable but is not represented to be accurate or complete. This document may not be reproduced in whole or in part or otherwise made available without our written consent. This firm may from time to time perform investment banking for, or solicit investment banking or other business from, any company mentioned. We or our employees may from time to time have a long or short position in any contract or security discussed.

AIG Summary
1. Summary Aggregate	1- Freddie

WAC: 7.249	WAC: 7.279
Wtd Avg FICO: 622	Wtd Avg FICO: 610
FICO lt 600: 36.32	FICO lt 600: 43.92
FICO 600 650: 32.41	FICO 600 650: 31.60
WA LTV: 81.31	WA LTV: 79.80
LTV eq 80: 30.63	LTV eq 80: 22.26
LTV gt 80.01: 44.15	LTV gt 80.01: 44.41
LTV 95.01 100: 4.84	LTV 95.01 100: 2.49
Full Doc: 56.24	Full Doc: 66.04
Stated Doc: 42.00	Stated Doc: 32.63
Limited Doc: 1.76	Limited Doc: 1.33
Purch %: 37.17	Purch %: 22.05
CO refi %: 53.23	CO refi %: 65.90
Owner OCC: 91.38	Owner OCC: 90.06
Prepay Penalty: 70.48	Prepay Penalty: 71.12
Wtd Avg DTI: 40.55	Wtd Avg DTI: 40.28
ARM %: 77.26	ARM %: 77.38
2 YR Fixed ARM: 68.96	2 YR Fixed ARM: 66.34
3 YR Fixed ARM: 7.48	3 YR Fixed ARM: 10.00
1st Lien %: 95.93	1st Lien %: 98.48
Avg Loan Balance: 179709.44	Avg Loan Balance: 154936.67
# of Loans: 7933	# of Loans: 1800
Loan Bal < 100K: 12.02	Loan Bal < 100K: 14.69
Mtg Rates > 12%: 0.09	Mtg Rates > 12%: 0.03
Manuf Housing (%): 0.00	Manuf Housing (%): 0.00
Silent 2nd %: 24.72	Silent 2nd %: 16.62
IO Loan %: 27.32	IO Loan %: 24.08

2. IO Loans (Aggregate)	2. IO Loans (POOL1)
5 YR IO: 19.43	5 YR IO: 23.24
2 YR IO: 72.44	2 YR IO: 66.08
FICO: 647	FICO: 630
LTV: 82.96	LTV: 82.61
DTI: 41.37	DTI: 41.42
Full Doc: 48.79	Full Doc: 65.65
Purchase: 48.86	Purchase: 24.05

2- FNMA	3 - Non-Conforming

WAC: 7.264	WAC: 7.234
Wtd Avg FICO: 616	Wtd Avg FICO: 628
FICO lt 600: 40.49	FICO lt 600: 32.54
FICO 600 650: 32.66	FICO 600 650: 32.59
WA LTV: 80.43	WA LTV: 82.07
LTV eq 80: 22.29	LTV eq 80: 35.99
LTV gt 80.01: 45.77	LTV gt 80.01: 43.54
LTV 95.01 100: 2.95	LTV 95.01 100: 6.21
Full Doc: 62.43	Full Doc: 51.10
Stated Doc: 35.62	Stated Doc: 47.06
Limited Doc: 1.95	Limited Doc: 1.84
Purch %: 21.70	Purch %: 46.99
CO refi %: 66.20	CO refi %: 45.00
Owner OCC: 87.93	Owner OCC: 92.91
Prepay Penalty: 71.16	Prepay Penalty: 70.06
Wtd Avg DTI: 40.30	Wtd Avg DTI: 40.71
ARM %: 76.07	ARM %: 77.61
2 YR Fixed ARM: 67.64	2 YR Fixed ARM: 70.23
3 YR Fixed ARM: 7.52	3 YR Fixed ARM: 6.65
1st Lien %: 98.04	1st Lien %: 94.43
Avg Loan Balance: 157307.08	Avg Loan Balance: 199027.54
# of Loans: 1771	# of Loans: 4362
Loan Bal < 100K: 13.73	Loan Bal < 100K: 10.61
Mtg Rates > 12%: 0.08	Mtg Rates > 12%: 0.11
Manuf Housing (%): 0.00	Manuf Housing (%): 0.00
Silent 2nd %: 16.76	Silent 2nd %: 29.88
IO Loan %: 23.30	IO Loan %: 29.65

2. IO Loans (POOL2)	3. IO Loans (Pool 3)
5 YR IO: 18.12	5 YR IO: 18.76
2 YR IO: 72.76	2 YR IO: 74.02
FICO: 638	FICO: 654
LTV: 83.10	LTV: 83.02
DTI: 40.96	DTI: 41.45
Full Doc: 60.99	Full Doc: 41.31
Purchase: 22.51	Purchase: 61.98